UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

Knight-Ridder, Inc.

(Exact name of registrant as specified in its charter)

Florida	1-7553	38-0723657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 W. San Fernando Street, Suite 1500, San Jose, California	95113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 938-7700

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Knight-Ridder, Inc. (the “Company”) has registered various debt securities (the “Debt Securities”) pursuant to Registration Statement Nos. 333-79025 and 333–64286. The Debt Securities were registered on Form S–3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended. On November 1, 2004, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) and a Pricing Agreement (the “Pricing Agreement”) with the underwriters named therein, relating to the offering by the Company of $200,000,000 aggregate principal amount of 4.625% Notes due 2014 (the “Notes”). The Notes were issued on November 4, 2004 under the Indenture, dated as of November 4, 1997, between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 1, 2001, among the Company, the Trustee and The Bank of New York, as series trustee thereunder, and as further supplemented by the Second Supplemental Indenture, dated as of November 1, 2004 (the “Supplemental Indenture”), among the Company, the Trustee and The Bank of New York Trust Company, N.A., as series trustee for the Notes. Each of (i) the Underwriting Agreement, (ii) the Pricing Agreement, (iii) the Supplemental Indenture and (iv) the form of Note is being filed as an exhibit to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of November 1, 2004, between the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and SunTrust Capital Markets, Inc., as underwriters.

1.2	Pricing Agreement, dated as of November 1, 2004, between the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and SunTrust Capital Markets, Inc., as underwriters.

4.1	Second Supplemental Indenture, dated as of November 1, 2004, among the Company, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee, and The Bank of New York Trust Company, N.A., as series trustee for the Notes.

4.2	Form of Note.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KNIGHT-RIDDER, INC.

By:	/s/ Carlos Abaunza
Carlos Abaunza
Vice President and Controller

Date: November 4, 2004

3

EXHIBIT INDEX

Exhibit Number	Name
1.1	Underwriting Agreement, dated as of November 1, 2004, between the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and SunTrust Capital Markets, Inc., as underwriters.

1.2	Pricing Agreement, dated as of November 1, 2004, between the Company and J.P. Morgan Securities Inc., Banc of America Securities LLC, Wachovia Capital Markets, LLC and SunTrust Capital Markets, Inc., as underwriters.

4.1	Second Supplemental Indenture, dated as of November 1, 2004, among the Company, JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee, and The Bank of New York Trust Company, N.A., as series trustee for the Notes.

4.2	Form of Note.

4